KRANESHARES TRUST

KraneShares SSE STAR Market 50 Index ETF (as of July 20, 2026, KraneShares China Technology & Semiconductor STAR 50 Index ETF) (the “Fund”)

Supplement dated July 8, 2026, to the Fund’s currently effective Prospectus and
Statement of Additional Information, as each may be supplemented and amended from time to time.

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Prospectus and Statement of Additional Information.

Effective immediately, the following changes are made to the Prospectus and Statement of Additional Information:

The section of the Prospectus titled “Management – Investment Adviser” and the Section of the Statement of Additional Information titled “Investment Adviser ” are hereby amended to add the following:

With respect to KraneShares SSE STAR Market 50 Index ETF, Krane has voluntarily agreed to waive its advisory fee by 0.24% of the Fund’s average daily net assets. Krane may modify or terminate this voluntary waiver with notice to the Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.